UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

            Investment Company Act file number 811-21102

THE HYPERION BROOKFIELD STRATEGIC MORTGAGE INCOME FUND, INC.

(Exact name of registrant as specified in charter)

THREE WORLD FINANCIAL CENTER
200 VESEY STREET, 10TH FLOOR
NEW YORK, NEW YORK 10281-1010
(Address of principal executive offices) (Zip code)

CLIFFORD E. LAI, PRESIDENT
THE HYPERION BROOKFIELD STRATEGIC MORTGAGE INCOME FUND, INC.
THREE WORLD FINANCIAL CENTER
200 VESEY STREET, 10TH FLOOR
NEW YORK, NEW YORK 10281-1010
(Name and address of agent for service)

            Registrant’s telephone number, including area code: 1 (800) Hyperion

            Date of fiscal year end: November 30

            Date of reporting period: May 31, 2007

Item 1.     Reports to Shareholders.

The Hyperion Brookfield Strategic Mortgage Income Fund, Inc.

Semi-Annual Report

May 31, 2007

THE HYPERION BROOKFIELD STRATEGIC MORTGAGE INCOME FUND, INC.
(formerly THE HYPERION STRATEGIC MORTGAGE INCOME FUND, INC.)
Portfolio Composition (Unaudited)

The chart that follows shows the allocation of the Fund’s holdings by asset category as of May 31, 2007.
THE HYPERION BROOKFIELD STRATEGIC MORTGAGE INCOME FUND, INC.
(formerly THE HYPERION STRATEGIC MORTGAGE INCOME FUND, INC.)
Portfolio of Investments As of May 31, 2007*

*	As a percentage of total investments.

THE HYPERION BROOKFIELD STRATEGIC MORTGAGE INCOME FUND, INC.
Report of the Investment Advisor
For the Six Months Ended May 31, 2007

Dear Shareholder:
We welcome this opportunity to provide you with information about The Hyperion Brookfield Strategic Mortgage Income Fund, Inc. (the “Fund”), for the semi-annual period ended May 31, 2007. The Fund is a closed-end bond fund whose shares are traded on the New York Stock Exchange (“NYSE”) under the symbol “HSM”.
Description of the Fund
The Fund is a diversified closed-end management investment company. The Fund’s primary investment objective is to provide a high level of current income by investing primarily in mortgage-backed securities that offer an attractive combination of credit quality, yield and maturity. The Fund’s secondary investment objective is to provide capital appreciation. Under normal market conditions, the Fund will invest at least 80% of its total assets in investment-grade mortgage-backed securities (“MBS”) including Agency MBS, non-Agency residential MBS (“RMBS”), and commercial MBS (“CMBS”), and may invest up to 20% of its total assets in U.S. Government securities, cash or other short-term instruments.
Portfolio Performance
For the six month period ending May 31, 2007, shareholders realized a total investment return of -3.38%, which assumes the reinvestment of dividends and is exclusive of brokerage commissions. Based on the NYSE closing price of $13.07 on May 31, 2007, the Fund’s shares had a current yield of 8.26%.
The Fund’s NAV was down 5.5% over the period. The decline was a result of the higher interest rate environment and widening yield spreads. It was not due to unexpected credit impairments on the Fund’s holdings.
As of May 31, 2007, the Fund, inclusive of the effect of leverage, was managed with an average duration (a bond’s duration is the weighted average number of years until maturity of all its cash flows, including coupon payments and principal) of 5.0 years, as measured on a net asset basis.
Market Environment
The residential mortgage market, or more specifically a sub-sector of the market called “sub-prime mortgage lending”, has made headlines for the past eight months. Headlines in this sub-sector included major originator failures, rising delinquency levels and mandated revisions to lending standards. As an investment advisor that invests in the mortgage-backed securities (“MBS”) market, we are attuned to the changes in the mortgage landscape, and we thought it would be useful to discuss our thoughts on this topic.
Our analysis indicates that the most significant problems in the mortgage market stem from loans made to borrowers with less-than-pristine credit, the so-called “sub-prime” borrowers. Moreover, within the sub-prime mortgage sector, there is a subsequent distinction between fixed-rate and floating-rate loans. The most problematic loans are floating-rate mortgage loans, specifically those that were originated after the fourth quarter of 2005. Based on current performance information, we do not see the same deterioration in fixed-rate mortgages, even those for those fixed-rate loans originated to sub-prime borrowers. Delinquency levels, for fixed-rate loans originated in 2006, are less than one third of the delinquencies seen among floating-rate loans. Furthermore, older vintages, mortgages originated in 2003, 2004 and to some extent 2005, saw high levels of prepayments and therefore will present a much lower lifetime loss than the 2006 vintage. Finally, for the so-called “prime” borrowers, which are borrowers with higher credit scores, we continue to see much more stable performance. All totaled, securities backed by either fixed-rate mortgages, or backed by mortgages that were originated prior to 2006, or backed by loans to prime borrowers, are less likely to see any problematic credit deterioration.
As mentioned above, we don’t only differentiate between floating-rate and fixed-rate loans, but we also differentiate between loans with less layered risk and those loans with more layered risk — the so-called “Alternative-A” sector. These layered risk loans include loans with no income verification, loans with higher loan-to-value ratios, loans to first time buyers or loans on investment properties. As such, loans that we would identify as problematic represent an estimated 2% of the total U.S. housing market.
While that 2% of the U.S. housing market does not necessarily seem troublesome, with tighter underwriting standards, rising interest rates and the elimination of certain types of credit, the effect on the overall housing activity could be much greater. For example, a reduction in new and existing home sales could bring the number of problematic mortgages to more than 10% of annual home sales. Reduced demand for homes will continue to weigh on pricing, as will continued pressure driven by a

THE HYPERION BROOKFIELD STRATEGIC MORTGAGE INCOME FUND, INC.
Report of the Investment Advisor
For the Six Months Ended May 31, 2007

lack of affordability. Against this backdrop, we believe that housing activity will be subdued over the next few years. Home price growth in many regions is likely to be zero or slightly negative over the next three years. The current housing recession is likely to be protracted, as housing cycles tend to present declines as smaller annual numbers over many years.
Looking forward, one major concern is the degree of loans that were originated at teased (lower) fixed-rate, which will reset to a floating rate in the near future. Over the next two years, the interest rate on a majority of outstanding sub-prime mortgage loans will reset, and they will reset into a substantially higher interest rate environment. For these payment-sensitive borrowers, this will be a key stress factor. Much rhetoric has surrounded these loan rate resets and how lenders, mortgage servicers and government agencies will attempt to deal with, or provide aid to, borrowers facing challenges due to the loan reset. We believe it will take some time until any agreement can be reached on standardizing these so-called loan work-outs.
We are in the middle of a correction in the sub-prime lending market. We have and will continue to see a shake-out of players through bankruptcy filings, closures, and consolidation of the operating companies that originate, service and securitize sub-prime mortgages. We have and will continue to see the impact of leverage in this environment. Leverage through higher loan-to-value (“LTV”) ratios, higher debt-to-income ratios, overstated incomes and loan rate resets will result in serious performance deterioration for certain loans, particularly as home prices decline or stagnate. We will see the effects of leverage on market participants, through sales/liquidations from hedge funds and other strategies that relied on higher leverage as decreasing prices on MBS force a de-leveraging of assets, the so-called margin call. And finally we continue to see rising losses on MBS sales as loans season, prepayments slow and delinquencies rise. Fundamental deterioration in sub-prime MBS has already begun, but we expect that rating agencies and other participants will be able to clarify expectations based on the actual performance numbers in 2007 through 2009, likely leading to rating downgrades which will impact CDOs and may result in additional technical imbalances.
The pressure from the sub-prime market is spilling over, resulting in reduced liquidity in other sectors such as commercial mortgage-backed securities and high yield corporate bonds. In these sectors, despite a better fundamental situation, yield spreads are wider and prices have declined. We believe liquidity-driven situations like these may open up opportunities for this Fund on several fronts:

First, MBS investments of all types and all vintages are lower in price, as the market is neither distinguishing between fixed-rate and floating-rate MBS nor between different vintages. As a result, for the discerning investor, purchases of securities with good credit characteristics are as attractive as they have been in several years.

Second, prices for other asset types, such as commercial MBS and corporate bonds are also falling, which makes new purchases of these types of securities that continue to have strong fundamentals, more attractive than they have been in years.

Third, “there is no bad collateral, there are only bad prices”; we believe that there will be some security-specific opportunities among fixed-rate and floating-rate sub-prime MBS. The Fund is poised to take advantage of these opportunities, specifically if through the demise of CDO issuance there is a substantial supply/demand imbalance.

Finally, we believe that rating agencies will be more conservative in structuring MBS securities in the future, which is likely to result in securities that are better enhanced to withstand performance stress.
These are certainly interesting times. The markets are in transition and risk is finally being re-priced, but with numerous investment opportunities and with our rigorous underwriting, we believe we can continue to bring value and opportunities to our shareholders.
Portfolio Strategy
Due largely to the events described above, the multi-year reduction in yield and risk-premiums has begun a reversal. Yield spreads began to widen first in MBS, but more recently other yield spread products, such as corporate securities and loans, have also weakened. Credit fundamentals for corporations are positive as the domestic economy continues to grow, corporate earnings also remain a positive force in the economy, and the global economy remains strong.
One of our main priorities for the Fund is the continued surveillance of the portfolio’s residential MBS credit exposures. Since we anticipated the deterioration in the residential credit sector back in 2005, we limited our newer holdings in the MBS sector, and have no 2006 vintage exposure to sub-prime MBS. Our prime MBS holdings are largely concentrated in

THE HYPERION BROOKFIELD STRATEGIC MORTGAGE INCOME FUND, INC.
Report of the Investment Advisor
For the Six Months Ended May 31, 2007

2002 to 2005 vintage securities that are backed by fixed-rate mortgage loans. Our holdings are in older vintages that continue to perform as expected.
We have been defensive on our RMBS exposure in the Fund. As of May 31, 2007, less than 2% of the portfolio’s total market value was allocated to sub-prime MBS. Additionally, the Fund has no exposure to 2006 sub-prime mortgages, which have been largely responsible for the recent negative headlines due to unusually high delinquencies. The portfolio’s sub-prime MBS holdings were originated between 2004 and 2005. Approximately half of the Fund’s holdings were backed by fixed-rate loans, which are performing significantly better than the adjustable-rate loan cohort. The Fund’s sub-prime MBS holdings have been performing to our expectations.
Over the last six months, we have increased the allocation to commercial MBS by over 8% to take advantage of higher yields at the expense of lower-yielding, higher-rated Agency MBS and U.S. Treasuries. Finally, with 41.5% of the portfolio allocated to Agency MBS and Treasuries, we are in a good position to take advantage of the dislocations occurring in the market and continue to look for investment opportunities in the MBS and commercial MBS markets.
We believe that the current dislocations in the structured mortgage markets are temporary and that yield spreads will be narrower in the future. We have been very patient over the last 18 months in avoiding what we perceive to be the problems that the market is facing today. In our minds, today’s market environment offers an excellent opportunity to deploy capital and take advantage in an attractive investment environment.
Conclusion
We remain committed to the Fund and its shareholders. As always, we will continue to actively seek investment opportunities in the market and act on them in a timely fashion in an effort to achieve the Fund’s objectives. We welcome your questions and comments, and encourage you to contact our Shareholder Services Representatives at 1-800-HYPERION.
We appreciate the opportunity to serve your investment needs.

Sincerely,

CLIFFORD E. LAI President, The Hyperion Brookfield Strategic Mortgage Income Fund, Inc. Chairman, Hyperion Brookfield Asset Management, Inc.

MICHELLE RUSSELL DOWE Portfolio Manager The Hyperion Brookfield Strategic Mortgage Income Fund, Inc. Managing Director, Hyperion Brookfield Asset Management, Inc.

THE HYPERION BROOKFIELD STRATEGIC MORTGAGE INCOME FUND, INC.
(formerly THE HYPERION STRATEGIC MORTGAGE INCOME FUND, INC.)
Portfolio of Investments (Unaudited)
May 31, 2007

			Principal
	Interest		Amount		Value
	Rate	Maturity	(000s)		(Note 2)

U.S. GOVERNMENT & AGENCY OBLIGATIONS – 57.0%
U.S. Government Agency Pass-Through Certificates – 44.5%
Federal Home Loan Mortgage Corporation
Pool A14559	6.50%	09/01/33	$1,441		$1,475,429
Pool C69047	7.00	06/01/32	977		1,011,345
Pool G01466	9.50	12/01/22	925		1,003,885
Pool 555559	10.00	03/01/21	871		946,606

					4,437,265

Federal National Mortgage Association
TBA	5.50	04/01/33	10,000		9,762,500
Pool 694391	5.50	03/01/33	3,299		3,229,963
Pool 753914	5.50	12/01/33	6,814		6,672,307
Pool 754355	6.00	12/01/33	2,994		3,005,885
Pool 761836	6.00	06/01/33	2,420		2,431,526
Pool 763643	6.00	01/01/34	5,825		5,835,432
Pool 255413	6.50	10/01/34	6,585		6,722,560
Pool 795367	6.50	09/01/34	2,250		2,296,670
Pool 809989	6.50	03/01/35	2,651		2,696,416
Pool 650131	7.00	07/01/32	1,188		1,238,232
Pool 819251	7.50	05/01/35	2,098		2,174,068
Pool 887431	7.50	08/01/36	1,317		1,356,703
Pool 398800	8.00	06/01/12	432		446,806
Pool 827854	8.00	10/01/29	1,703		1,805,020
Pool 636449	8.50	04/01/32	1,749		1,881,743
Pool 823757	8.50	10/01/29	2,703		2,906,741
Pool 458132	9.47	03/15/31	1,276		1,394,700

					55,857,272

Total U.S. Government Agency Pass-Through Certificates (Cost – $61,335,674)					60,294,537

U.S. Treasury Obligations – 12.5%
United States Treasury Notes	4.50	05/15/17	14,500	@	14,055,937
United States Treasury Notes	4.50	02/15/16	3,000		2,918,673

Total U.S. Treasury Obligations (Cost – $17,119,454)					16,974,610

Total U.S. Government & Agency Obligations (Cost – $78,455,128)					77,269,147

ASSET-BACKED SECURITIES – 8.6%
Housing Related Asset-Backed Securities – 7.2%
Asset Backed Funding Certificates
Series 2005-AQ1, Class B1*(b)	5.75/6.25	06/25/35	993		767,676
Series 2005-AQ1, Class B2*(b)	5.75/6.25	06/25/35	1,050		829,377

					1,597,053

First Franklin Mortgage Loan Asset Backed Certificates Series 2004-FFH2C, Class B1*(a)	8.82†	06/25/34	525		157,564

See notes to financial statements.

THE HYPERION BROOKFIELD STRATEGIC MORTGAGE INCOME FUND, INC.
(formerly THE HYPERION STRATEGIC MORTGAGE INCOME FUND, INC.)
Portfolio of Investments (Unaudited)
May 31, 2007

			Principal
	Interest		Amount	Value
	Rate	Maturity	(000s)	(Note 2)

ASSET-BACKED SECURITIES (continued)
Green Tree Financial Corp.
Series 1997-3, Class M1	7.53	03/15/28	$2,000	$1,400,000
Series 1995-6, Class M1	8.10	09/15/26	4,325	4,280,621

				5,680,621

Mid-State Trust
Series 2004-1, Class M2	8.11	08/15/37	1,266	1,296,736
Structured Asset Investment Loan Trust
Series 2004-4, Class B* (b)	5.00/5.50	04/25/34	496	33,029
Series 2004-8, Class B1(a)	7.82†	09/25/34	1,000	984,173

				1,017,202

Total Housing Related Asset-Backed Securities (Cost – $11,046,662)				9,749,176

Non-Housing Related Asset-Backed Securities – 1.4%
Airplanes Pass Through Trust
Series 1R, Class A8 (Cost – $1,791,877)	5.70†	03/15/19	1,953	1,899,352

Total Asset-Backed Securities (Cost – $12,838,539)				11,648,528

COMMERCIAL MORTGAGE BACKED SECURITIES – 24.6%
Banc America Commercial Mortgage, Inc.
Series 2007-2, Class L	5.37	04/10/49	1,127	956,815
Series 2007-2, Class K	5.70	04/10/49	3,000	2,570,832
Series 2006-1, Class J*	5.78	09/10/45	1,000	881,676

				4,409,323

Bear Stearns Commercial Mortgage Securities
Series 2006-PWR13, Class K	5.26	09/11/41	347	256,142
Series 2006-PWR11, Class H*	5.63	03/11/39	1,100	960,547
Series 2006-PWR13, Class H	6.03	09/11/41	2,450	2,210,089
Series 1999-C1, Class D	6.53	02/14/31	2,500	2,611,105

				6,037,883

CD 2006 CD2
Series 2006-CD2, Class J*	5.48	01/11/46	1,000	870,287
Credit Suisse Mortgage Capital Certificates
Series 2006-C4, Class L*	5.15	09/15/39	513	426,009
Series 2006-C4, Class M*	5.15	09/15/39	565	451,635
Series 2006-C1, Class K*	5.55†	02/15/16	2,358	2,068,780
Series 2006-C4, Class K*	6.30	09/15/36	2,970	2,750,772

				5,697,196

GE Capital Commercial Mortgage Corp.
Series 2002-2A, Class G*	6.04	08/11/36	3,000	3,019,653
Series 2002-2A, Class H*	6.31	08/11/36	2,000	2,039,046

				5,058,699

GMAC Commercial Mortgage Securities
Series 2006-C1, Class G*	5.61	11/10/45	2,500	2,328,345

See notes to financial statements.

THE HYPERION BROOKFIELD STRATEGIC MORTGAGE INCOME FUND, INC.
(formerly THE HYPERION STRATEGIC MORTGAGE INCOME FUND, INC.)
Portfolio of Investments (Unaudited)
May 31, 2007

			Principal
	Interest		Amount	Value
	Rate	Maturity	(000s)	(Note 2)

COMMERCIAL MORTGAGE BACKED SECURITIES (continued)
JP Morgan Chase Commercial Mortgage Securities
Series 2003-LN1, Class G*	5.43†	10/15/37	$1,600	$1,562,066
Series 2006-CIBC14, Class H*	5.53†	12/12/44	1,211	1,072,259

				2,634,325

Morgan Stanley Capital I
Series 2004-HQ4, Class G*	5.53	09/14/14	1,000	965,979
UBS 400 Atlantic Street Mortgage Trust
Series 2002-C1A, Class B3*	7.19	01/11/22	2,000	2,135,340
Wachovia Bank Commercial Mortgage Trust
Series 2007-C31, Class L*	5.13	04/15/47	1,788	1,446,510
Series 2005-C16, Class H*	5.30†	10/15/41	2,000	1,831,722

				3,278,232

Total Commercial Mortgage Backed Securities (Cost – $34,392,280)				33,415,609

NON-AGENCY RESIDENTIAL MORTGAGE BACKED SECURITIES – 28.6%
Subordinated Collateralized Mortgage Obligations – 28.6%
Banc of America Funding Corp.
Series 2005-2, Class B4	5.66†	04/25/35	856	694,816
Series 2005-2, Class B5	5.66†	04/25/35	685	433,468
Series 2005-2, Class B6	5.66†	04/25/35	515	168,557

				1,296,841

Bank of America Alternative Loan Trust
Series 2004-3, Class 30B4	5.50	04/25/34	977	655,218
Series 2004-3, Class 30B5	5.50	04/25/34	685	260,275

				915,493

Bank of America Mortgage Securities, Inc.
Series 2004-A, Class B4	4.11†	02/25/34	1,771	1,673,207
Series 2003-10, Class 1B4	5.50	01/25/34	545	430,177
Series 2002-10, Class 1B3	6.00	11/25/32	1,407	1,401,508

				3,504,892

Cendant Mortgage Corp.
Series 2002-4, Class B1	6.50	07/25/32	2,523	2,512,241
Series 2002-4, Class B2	6.50	07/25/32	1,009	1,004,897
Series 2002-4, Class B3	6.50	07/25/32	589	588,066
Series 2002-4, Class B4	6.50	07/25/32	336	334,309
Series 2002-4, Class B5	6.50	07/25/32	252	247,219
Series 2002-4, Class B6*	6.50	07/25/32	336	285,900

				4,972,632

First Horizon Alternative Mortgage Securities
Series 2005-AA6, Class B4	5.44†	08/25/35	846	731,012
Series 2005-AA6, Class B5	5.44†	08/25/35	796	580,159
Series 2005-AA6, Class B6	5.44†	08/25/35	497	74,574

				1,385,745

See notes to financial statements.

THE HYPERION BROOKFIELD STRATEGIC MORTGAGE INCOME FUND, INC.
(formerly THE HYPERION STRATEGIC MORTGAGE INCOME FUND, INC.)
Portfolio of Investments (Unaudited)
May 31, 2007

			Principal
	Interest		Amount	Value
	Rate	Maturity	(000s)	(Note 2)

NON-AGENCY RESIDENTIAL MORTGAGE BACKED SECURITIES (continued)
First Horizon Mortgage Pass-Through Trust
Series 2005-4, Class B4*	5.45†	07/25/35	$415	$333,581
Series 2005-5, Class B4*	5.46†	10/25/35	712	565,708
Series 2005-5, Class B5*	5.46†	10/25/35	534	316,454
Series 2005-5, Class B6*	5.46†	10/25/35	535	157,852

				1,373,595

G3 Mortgage Reinsurance Ltd.
Series 1, Class E*	25.32†	05/25/08	4,079	4,307,076
Harborview Mortgage Loan Trust
Series 2005-14, Class B4*	5.64†	12/19/35	393	319,730
Series 2005-1, Class B4* (a)	7.07†	03/19/35	579	517,006
Series 2005-1, Class B5* (a)	7.07†	03/19/35	840	684,039
Series 2005-1, Class B6* (a)	7.07†	03/19/35	1,009	231,995
Series 2005-2, Class B4* (a)	7.07†	05/19/35	1,410	1,239,732

				2,992,502

JP Morgan Mortgage Trust
Series 2003-A1, Class B4	4.46†	10/25/33	532	471,862
Series 2006-A6, Class B5	6.03	10/25/36	914	673,776
Series 2006-A6, Class B6	6.03	10/25/36	1,144	423,294

				1,568,932

Residential Funding Mortgage Securities I, Inc.
Series 2004-S1, Class B2	5.25	02/25/34	441	284,999
Series 2003-S7, Class B2	5.50	05/25/33	514	215,800
Series 2003-S7, Class B3	5.50	05/25/33	311	208,304
Series 2006-SA1, Class B2*	5.67	02/25/36	823	623,188
Series 2006-SA1, Class B3*	5.67	02/25/36	686	233,159

				1,565,450

Resix Finance Limited Credit-Linked Note
Series 2005-C, Class B7*	8.42†	09/10/37	1,953	1,952,975
Series 2004-C, Class B7*	8.82†	09/10/36	962	976,028
Series 2006-C, Class B9*	9.47†	07/15/38	1,498	1,497,879
Series 2004-B, Class B8*	10.07†	02/10/36	777	800,654
Series 2003-CB1, Class B8*	12.07†	06/10/35	931	965,646
Series 2004-B, Class B9*	13.57†	02/10/36	1,191	1,247,331
Series 2004-A, Class B10*	16.82†	02/10/36	476	506,569

				7,947,082

Structured Asset Mortgage Investments, Inc.
Series 2002-AR1, Class B4	7.20†	03/25/32	226	224,389
Structured Asset Securities Corporation
Series 2005-6, Class B5	5.34†	05/25/35	486	383,045
Series 2005-6, Class B6	5.34†	05/25/35	486	302,009
Series 2005-6, Class B7	5.34†	05/25/35	339	94,821

				779,875

See notes to financial statements.

THE HYPERION BROOKFIELD STRATEGIC MORTGAGE INCOME FUND, INC.
(formerly THE HYPERION STRATEGIC MORTGAGE INCOME FUND, INC.)
Portfolio of Investments (Unaudited)
May 31, 2007

			Principal
	Interest		Amount	Value
	Rate	Maturity	(000s)	(Note 2)

NON-AGENCY RESIDENTIAL MORTGAGE BACKED SECURITIES (continued)
Washington Mutual Mortgage Securities Corp.
Series 2002-AR12, Class B4	4.65†	10/25/32	$668	$661,276
Series 2002-AR12, Class B5	4.65†	10/25/32	501	491,029
Series 2002-AR12, Class B6	4.65†	10/25/32	836	651,952
Series 2002-AR10, Class B4*	4.92†	10/25/32	587	580,641
Series 2002-AR10, Class B5*	4.92†	10/25/32	440	435,542
Series 2002-AR10, Class B6*	4.92†	10/25/32	734	623,785
Series 2002-AR11, Class B5	5.11†	10/25/32	343	329,210
Series 2002-AR11, Class B6	5.11†	10/25/32	460	368,178
Series 2005-AR2, Class B10* (a)	6.52†	01/25/45	1,638	1,427,036

				5,568,649

Wells Fargo Mortgage Backed Securities Trust
Series 2002, Class B5	6.00	06/25/32	350	342,323

Total Subordinated Collateralized Mortgage Obligations (Cost – $39,038,092)				38,745,476

Total Non-Agency Residential Mortgage Backed Securities (Cost – $39,038,092)				38,745,476

SHORT TERM INVESTMENT – 0.1%
United States Treasury Bill (Cost $199,645)	4.85	06/14/07	200 #	199,658

Total Investments – 118.9% (Cost – $164,923,684)				161,278,418
Liabilities in Excess of Other Assets – (18.9)%				(25,631,679)

NET ASSETS – 100.0%				$135,646,739

@	—	Portion or entire principal amount delivered as collateral for reverse repurchase agreements. (Note 5)
†	—	Variable Rate Security: Interest rate is the rate in effect as of May 31, 2007.
*	—	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers.
(a)	—	Security is a “step up” bond where coupon increases or steps up at a predetermined date. At that date these coupons increase to LIBOR plus a predetermined margin.
(b)	—	Security is a “step up” bond where coupon increases or steps up at a predetermined date. Rates shown are current coupon and next coupon rate when security steps up.
#	—	Portion or entire principal amount held as collateral for open future contracts (Note 7).
TBA	—	Settlement is on a delayed delivery or when-issued basis with a final maturity To Be Announced.

See notes to financial statements.

THE HYPERION BROOKFIELD STRATEGIC MORTGAGE INCOME FUND, INC.
(formerly THE HYPERION STRATEGIC MORTGAGE INCOME FUND, INC.)
Statement of Assets and Liabilities – (Unaudited)
May 31, 2007

Assets:
Investments in securities, at market (cost $164,923,684) (Note 2)	$161,278,418
Cash	1,367,333
Interest receivable	790,205
Receivable for investments sold	916,541
Principal paydowns receivable	43,783
Prepaid expenses and other assets	66,814

Total assets	164,463,094

Liabilities:
Reverse repurchase agreements (Note 5)	13,265,625
Interest payable for reverse repurchase agreements (Note 5)	3,058
Payable for investments purchased	13,433,599
Unrealized depreciation on swap contracts (Note 7)	1,981,819
Investment advisory fee payable (Note 3)	75,544
Payable for variation margin	10,500
Administration fee payable (Note 3)	23,903
Accrued expenses and other liabilities	22,307

Total liabilities	28,816,355

Net Assets (equivalent to $13.37 per share based on 10,144,106 shares issued and outstanding)	$135,646,739

Composition of Net Assets:
Capital stock, at par value ($.01) (Note 6)	$101,441
Additional paid-in capital (Note 6)	144,150,201
Accumulated undistributed net investment income	649,156
Accumulated net realized loss	(3,550,884)
Net unrealized depreciation on investments, swap contracts and futures	(5,703,175)

Net assets applicable to capital stock outstanding	$135,646,739

See notes to financial statements.

THE HYPERION BROOKFIELD STRATEGIC MORTGAGE INCOME FUND, INC.
(formerly THE HYPERION STRATEGIC MORTGAGE INCOME FUND, INC.)
Statement of Operations – (Unaudited)
For the Six Months Ended May 31, 2007

Investment Income (Note 2):
Interest	$6,646,455

Expenses:
Investment advisory fee (Note 3)	454,921
Administration fee (Note 3)	143,965
Insurance	53,480
Directors’ fees	40,494
Custodian	39,143
Accounting and tax services	32,411
Transfer agency	14,078
Registration fees	12,467
Legal	11,955
Reports to stockholders	17,197
Miscellaneous	12,573

Total operating expenses	832,684
Interest expense on reverse repurchase agreements (Note 5)	849,255

Total expenses	1,681,939

Net investment income	4,964,516

Realized and Unrealized Gain (Loss) on Investments (Notes 2 and 7):
Net realized gain (loss) on:
Investment transactions	(451,302)
Futures transactions	(82,522)
Swap contracts	509,066

Net realized loss on investment transactions, futures transactions and swap contracts	(24,758)

Net change in unrealized appreciation/depreciation on:
Investments	(4,944,393)
Futures	(133,589)
Swap contracts	(2,235,419)

Net change in unrealized depreciation on investments, futures and swap contracts	(7,313,401)

Net realized and unrealized loss on investments, futures and swap contracts	(7,338,159)

Net decrease in net assets resulting from operations	$(2,373,643)

See notes to financial statements.

THE HYPERION BROOKFIELD STRATEGIC MORTGAGE INCOME FUND, INC.
(formerly THE HYPERION STRATEGIC MORTGAGE INCOME FUND, INC.)
Statements of Changes in Net Assets

	For the Six Months
	Ended	For the Year
	May 31, 2007	Ended
	(Unaudited)	November 30, 2006

Increase (Decrease) in Net Assets Resulting from Operations:
Net investment income	$4,964,516	$9,323,679
Net realized gain (loss) on investment transactions, futures transactions and swap contracts	(24,758)	105,517
Net change in unrealized appreciation/depreciation on investments, futures and swap contracts	(7,313,401)	2,492,467

Net increase (decrease) in net assets resulting from operations	(2,373,643)	11,921,663

Dividends to Stockholders (Note 2):
Net investment income	(5,477,817)	(10,955,522)

Capital Stock Transactions (Note 6):
Net asset value of shares issued through dividend reinvestment (0 and 104 shares, respectively)	—	1,465

Net increase from capital stock transactions	—	1,465

Total increase (decrease) in net assets	(7,851,460)	967,606
Net Assets:
Beginning of period	143,498,199	142,530,593

End of period (including undistributed net investment income of $649,156 and $799,245, respectively)	$135,646,739	$143,498,199

See notes to financial statements.

THE HYPERION BROOKFIELD STRATEGIC MORTGAGE INCOME FUND, INC.
(formerly THE HYPERION STRATEGIC MORTGAGE INCOME FUND, INC.)
Statement of Cash Flows – (Unaudited)
For the Six Months Ended May 31, 2007

Increase (Decrease) in Cash:
Cash flows provided by (used for) operating activities:
Net decrease in net assets resulting from operations	$(2,373,643)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Purchases of long-term portfolio investments	(109,758,623)
Proceeds from disposition of long-term portfolio investments, principal paydowns, net of losses	142,492,613
Sales of short-term portfolio investments, net	1,874,408
Decrease in interest receivable	163,369
Increase in receivable for investments sold	(908,494)
Increase in prepaid expenses and other assets	(66,814)
Decrease in variation margin receivable	55,922
Decrease in interest payable for reverse repurchase agreements	(51,878)
Increase in payable for investments purchased	2,336,039
Decrease in investment advisory fee payable	(687)
Decrease in administration fee payable	(222)
Decrease in accrued expenses and other liabilities	(68,871)
Net amortization and paydown losses on investments	(567,940)
Unrealized appreciation on investments	4,944,393
Unrealized depreciation on swaps	2,235,419
Net realized loss on investment transactions	451,302

Net cash provided by operating activities	40,756,293

Cash flows used for financing activities:
Net cash used for reverse repurchase agreements	(34,495,000)
Dividends paid to stockholders, net of reinvestments	(5,477,817)

Net cash used for financing activities	(39,972,817)

Net increase in cash	783,476
Cash at beginning of period	583,857

Cash at end of period	$1,367,333

Interest payments for the six months ended May 31, 2007, totaled $901,133.
Cash at the beginning of period includes $27,450 held as collateral for open futures contracts.
Cash at the end of period includes $615,000 received for margin requirements on swap contracts.

See notes to financial statements.

THE HYPERION BROOKFIELD STRATEGIC MORTGAGE INCOME FUND, INC.
(formerly THE HYPERION STRATEGIC MORTGAGE INCOME FUND, INC.)
Financial Highlights

	For the
	Six Months		For the Year	For the Year	For the Year	For the Year	For the Period
	Ended		Ended	Ended	Ended	Ended	Ended
	May 31, 2007		November 30,	November 30,	November 30,	November 30,	November 30,
	(Unaudited)		2006	2005	2004	2003	2002@

Per Share Operating Performance:
Net asset value, beginning of period	$14.15		$14.05	$14.56	$14.41	$14.10	$14.25	*

Net investment income	0.49		0.92	1.16	1.20	1.22	0.37
Net realized and unrealized gain (loss) on investments, short sales, futures transactions and swap contracts	(0.73)		0.26	(0.46)	0.25	0.39	(0.17)

Net increase (decrease) in net asset value resulting from operations	(0.24)		1.18	0.70	1.45	1.61	0.20

Dividends from net investment income	(0.54)		(1.08)	(1.21)	(1.30)	(1.30)	(0.32)
Offering costs charged to additional paid-in-capital	—		—	—	—	—	(0.03)

Net asset value, end of period	$13.37		$14.15	$14.05	$14.56	$14.41	$14.10

Market price, end of period	$13.0700		$14.0800	$12.7000	$14.6100	$14.6700	$13.6800

Total Investment Return+	(3.38	)%(1)	20.36%	(5.20)%	9.10%	17.55%	(6.66	)%(1)

Ratios to Average Net Assets/ Supplementary Data:
Net assets, end of period (000’s)	$135,647		$143,498	$142,531	$147,645	$146,180	$142,921
Operating expenses	1.19%	(2)	1.18%	1.24%	1.25%	1.28%	1.23%	(2)
Interest expense	1.21%	(2)	1.87%	1.45%	0.58%	0.51%	0.99%	(2)
Total expenses	2.40%	(2)	3.05%	2.69%	1.83%	1.79%	2.22%	(2)
Net expenses	2.40%	(2)	3.05%	2.69%	1.83%	1.79%	2.19%	(2)
Net investment income	7.09%	(2)	6.60%	8.05%	8.23%	8.54%	7.48%	(2)
Portfolio turnover rate	60%	(1)	93%	46%	65%	78%	70%	(1)

+	Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of the period reported. For the period ended November 30, 2002, total investment return is based on a beginning period price of $15.00 (initial offering price). Total investment return for subsequent periods is computed based upon the New York Stock Exchange market price of the Fund’s shares. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at the prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions and is not annualized.

(1)	Not Annualized.

(2)	Annualized.

@	Commenced operations on July 26, 2002.

*	Initial public offering of $15.00 per share less underwriting discount of $0.75 per share.

See notes to financial statements.

THE HYPERION BROOKFIELD STRATEGIC MORTGAGE INCOME FUND, INC.
(formerly THE HYPERION STRATEGIC MORTGAGE INCOME FUND, INC.)
Notes to Financial Statements — (Unaudited)
May 31, 2007

1.     The Fund
The Hyperion Brookfield Strategic Mortgage Income Fund, Inc. (formerly The Hyperion Strategic Mortgage Income Fund, Inc.) (the “Fund”), which was incorporated under the laws of the State of Maryland on May 17, 2002, is registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified, closed-end management investment company. The Fund commenced operations on July 26, 2002. Prior to July 26, 2002, the Fund had no operations other than the sale of 7,018 shares for $100,000 to Hyperion Brookfield Asset Management, Inc. (formerly Hyperion Capital Management, Inc.) (the “Advisor”).
The Fund’s investment objective is to provide a high level of current income by investing primarily in mortgage-backed securities. No assurance can be given that the Fund’s investment objective will be achieved.
2.     Significant Accounting Policies
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
Valuation of Investments: Where market quotations are readily available, securities held by the Fund are valued based upon the current bid price, except preferred stocks, which are valued based upon the closing price. Securities may be valued by independent pricing services that have been approved by the Board of Directors. The prices provided by a pricing service take into account broker dealer market price quotations for institutional size trading in similar groups of securities, security quality, maturity, coupon and other security characteristics as well as any developments related to the specific securities. The Fund values mortgage-backed securities (“MBS”) and other debt securities for which market quotations are not readily available (approximately 25% of the investments in securities held by the Fund at May 31, 2007) at their fair value as determined in good faith, utilizing procedures approved by the Board of Directors of the Fund, on the basis of information provided by dealers in such securities. Some of the general factors which may be considered in determining fair value include the fundamental analytic data relating to the investment and an evaluation of the forces which influence the market in which these securities are purchased and sold. Determination of fair value involves subjective judgment, as the actual market value of a particular security can be established only by negotiations between the parties in a sales transaction. Debt securities having a remaining maturity of sixty days or less when purchased and debt securities originally purchased with maturities in excess of sixty days but which currently have maturities of sixty days or less are valued at amortized cost.
The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or region. The values of MBS can be significantly affected by changes in interest rates or in the financial condition of an issuer or market.
Options Written or Purchased: The Fund may write or purchase options as a method of hedging potential declines in similar underlying securities. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, also is treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Fund has realized a gain or a loss on the investment transaction.
The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.
The Fund purchases or writes options to hedge against adverse market movements or fluctuations in value caused by changes in interest rates. The Fund bears the risk in purchasing an option, to the extent of the premium paid, that it will expire without being exercised. If this occurs, the option expires worthless and the premium paid for the option is recognized as a realized loss. The risk associated with writing call options is that the Fund may forego the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The Fund will only write call options on

THE HYPERION BROOKFIELD STRATEGIC MORTGAGE INCOME FUND, INC.
(formerly THE HYPERION STRATEGIC MORTGAGE INCOME FUND, INC.)
Notes to Financial Statements — (Unaudited)
May 31, 2007

positions held in its portfolio. The risk in writing a put option is that the Fund may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Fund bears the risk of not being able to enter into a closing transaction for written options as a result of an illiquid market.
Short Sales: The Fund may make short sales of securities as a method of hedging potential declines in similar securities owned. The Fund may have to pay a fee to borrow the particular securities and may be obligated to pay to the lender an amount equal to any payments received on such borrowed securities. A gain, limited to the amount at which the Fund sold the security short, or a loss, unlimited as to dollar amount, will be realized upon the termination of a short sale if the market price is less or greater than the proceeds originally received.
Financial Futures Contracts: A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by “marking-to-market” on a daily basis to reflect the market value of the contract at the end of each day’s trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.
The Fund invests in financial futures contracts to hedge against fluctuations in the value of portfolio securities caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Fund is at risk that it may not be able to close out a transaction because of an illiquid market.
Swap Agreements: The Fund may enter into swap agreements to manage its exposure to various risks. An interest rate swap agreement involves the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A total rate of return swap agreement is a derivative contract in which one party (the receiver) receives the total return of a specific index on a notional amount of principal from a second party (the seller) in return for paying a funding cost, which is usually quoted in relation to the London Inter-Bank Offer Rate (“LIBOR”). During the life of the agreement, there are periodic exchanges of cash flows in which the index receiver pays the LIBOR based interest on the notional principal amount and receives (or pays if the total return is negative or spreads widen) the index total return on the notional principal amount. A credit default swap is an agreement between a protection buyer and a protection seller whereby the buyer agrees to periodically pay the seller a premium, generally expressed in terms of interest on a notional principal amount, over a specified period in exchange for receiving compensation from the seller when an underlying reference debt obligation is subject to one or more specified adverse credit events (such as bankruptcy, failure to pay, acceleration of indebtedness, restructuring, or repudiation/moratorium). The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Swaps are marked to market based upon quotations from market makers and the change, if any, along with an accrual for periodic payments due or owed is recorded as unrealized gain or loss in the Statement of Operations. Net payments on swap agreements are included as part of realized gain/loss in the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks include the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, that there may be unfavorable changes in the fluctuation of interest rates or the occurrence of adverse credit events on reference debt obligations. See Note 7 for a summary of all open swap agreements as of May 31, 2007.
When-Issued Purchases and Forward Commitments: The Fund may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis in order to hedge against anticipated changes in interest rates and prices and secure a favorable rate of return. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date, which can be a month or more after the date of the transaction. At the time the Fund makes the commitment to purchase securities on a when-issued or forward commitment basis it will record the transaction and thereafter reflect the value of such securities in determining its net asset value. At the time the Fund enters into a transaction on a when-issued or

THE HYPERION BROOKFIELD STRATEGIC MORTGAGE INCOME FUND, INC.
(formerly THE HYPERION STRATEGIC MORTGAGE INCOME FUND, INC.)
Notes to Financial Statements — (Unaudited)
May 31, 2007

forward commitment basis, the Advisor will identify collateral consisting of cash or liquid securities equal to the value of the when-issued or forward commitment securities and will monitor the adequacy of such collateral on a daily basis. On the delivery date, the Fund will meet its obligations from securities that are then maturing or sales of the securities identified as collateral by the Advisor and/or from then available cash flow. When-issued securities and forward commitments may be sold prior to the settlement date. If the Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it can incur a gain or loss due to market fluctuation. There is always a risk that the securities may not be delivered and that the Fund may incur a loss. Settlements in the ordinary course are not treated by the Fund as when-issued or forward commitment transactions and, accordingly, are not subject to the foregoing limitations even though some of the risks described above may be present in such transactions.
Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on securities are accreted and amortized, respectively, using the effective yield to maturity method.
Taxes: It is the Fund’s intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its stockholders. Therefore, no federal income or excise tax provision is required.
Dividends and Distributions: The Fund declares and pays dividends monthly from net investment income. Distributions of realized capital gains in excess of capital loss carryforwards are distributed at least annually. Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income and distributions from realized gains from investment transactions have been determined in accordance with Federal income tax regulations and may differ from net investment income and realized gains recorded by the Fund for financial reporting purposes. These differences, which could be temporary or permanent in nature, may result in reclassification of distributions; however, net investment income, net realized gains and net assets are not affected.
Cash Flow Information: The Fund invests in securities and distributes dividends and distributions which are paid in cash or are reinvested at the discretion of stockholders. These activities are reported in the Statement of Changes in Net Assets. Additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Cash, as used in the Statement of Cash Flows, is the amount reported as “Cash” in the Statement of Assets and Liabilities, and does not include short-term investments.
Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and accreting discounts and amortizing premiums on debt obligations.
Repurchase Agreements: The Fund, through its custodian, receives delivery of the underlying collateral, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. The Advisor is responsible for determining that the value of these underlying securities is sufficient at all times. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.
3.     Investment Advisory Agreements and Affiliated Transactions
The Fund has entered into an Investment Advisory Agreement with the Advisor under which the Advisor is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.65% of the Fund’s average weekly net assets. During the six months ended May 31, 2007, the Advisor earned $454,921 in investment advisory fees.
The Fund has entered into an Administration Agreement with Hyperion Brookfield Asset Management, Inc. (formerly “Hyperion Capital Management, Inc.) (the “Administrator”). The Administrator entered into a sub-administration agreement with State Street Bank and Trust Company (the “Sub-Administrator”). The Administrator and Sub-Administrator perform administrative services necessary for the operation of the Fund, including maintaining certain books and records of the Fund and preparing reports and other documents required by federal, state, and other applicable laws and regulations, and providing the Fund with administrative office facilities. For these services, the Fund pays to the

THE HYPERION BROOKFIELD STRATEGIC MORTGAGE INCOME FUND, INC.
(formerly THE HYPERION STRATEGIC MORTGAGE INCOME FUND, INC.)
Notes to Financial Statements — (Unaudited)
May 31, 2007

Administrator a monthly fee at an annual rate of 0.20% of the Fund’s average weekly net assets. During the six months ended May 31, 2007 the Administrator earned $143,965 in administration fees. The Administrator is responsible for any fees due the Sub-Administrator, except for NQ filing fees.
Certain officers and/or directors of the Fund are officers and/or directors of the Advisor and /or Administrator.
4.     Purchases and Sales of Investments
Purchases and sales of investments, excluding short-term securities, U.S. Government securities and reverse repurchase agreements, for the six months ended May 31, 2007, were $5,041,169 and $14,820,400, respectively. Purchases and sales of U.S. Government securities, for the six months ended May 31, 2007, were $104,716,719 and $127,758,511, respectively. For purposes of this footnote, U.S. Government securities may include securities issued by the U.S. Treasury, Federal Home Loan Mortgage Corporation, and the Federal National Mortgage Association.
5.     Borrowings
The Fund may enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. Under the 1940 Act, reverse repurchase agreements will be regarded as a form of borrowing by the Fund unless, at the time it enters into a reverse repurchase agreement, it establishes and maintains a segregated account with its custodian containing securities from its portfolio having a value not less than the repurchase price (including accrued interest). The Fund has established and maintained such an account for each of its reverse repurchase agreements.
Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.
At May 31, 2007, the Fund had the following reverse repurchase agreements outstanding:

		Maturity
Face Value	Description	Amount

$13,265,625	Goldman Sachs 4.15%, dated 05/30/07, maturity date 06/15/07	$13,290,093

$13,265,625

	Maturity Amount, Including Interest Payable	$13,290,093

	Market Value of Assets Sold Under Agreements	$13,086,563

	Weighted Average Interest Rate	4.15%

The average daily balance of reverse repurchase agreements outstanding during the six months ended May 31, 2007, was approximately $34,768,479 at a weighted average interest rate of 4.89%. The maximum amount of reverse repurchase agreements outstanding at any time during the period was $47,989,470 as of December 11, 2006, which was 28.14% of total assets.
6.     Capital Stock
There are 50 million shares of $0.01 par value common stock authorized. Of the 10,144,106 shares outstanding at May 31, 2007, the Advisor owned 7,018 shares.
In connection with the initial public offering of the Fund’s Shares, the Advisor made an undertaking to pay any offering costs in excess of $0.03 per common share. The Advisor has advised the Fund that such excess amounted to $482,964.

THE HYPERION BROOKFIELD STRATEGIC MORTGAGE INCOME FUND, INC.
(formerly THE HYPERION STRATEGIC MORTGAGE INCOME FUND, INC.)
Notes to Financial Statements — (Unaudited)
May 31, 2007

7.     Financial Instruments
The Fund regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, futures contracts and swap agreements and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. During the six months, the Fund had segregated sufficient cash and/or securities to cover any commitments under these contracts.
There was no written option activity for the six months ended May 31, 2007.
As of May 31, 2007, the following swap agreements were outstanding:

			Net Unrealized
	Expiration		Appreciation/
Notional Amount	Date	Description	(Depreciation)

$5,000,000	10/15/48	Agreement with Bear Stearns, dated 12/01/06 to receive monthly the notional amount multiplied by 0.750% and to pay only in the event of a write down or failure to pay a principal payment on WBCMT 2006-C28 J.	$(581,722)

5,000,000	10/12/52	Agreement with Bear Stearns, dated 03/09/07 to receive monthly the notional amount multiplied by 1.34% and to pay only in the event of a write down or an interest shortfall on the underlying security CMBX-2006-BBB-1.	71,970

5,000,000	08/12/41	Agreement with Greenwich Capital, dated 12/06/06 to receive monthly the notional amount multiplied by 0.750% and to pay only in the event of a write down or failure to pay a principal payment on MSC 2006-T23 H.	(480,785)

5,000,000	10/12/41	Agreement with Greenwich Capital, dated 12/06/06 to receive monthly the notional amount multiplied by 0.750% and to pay only in the event of a write down or failure to pay a principal payment on BSCMS 2006-T24 H.	(425,909)

15,000,000	04/10/12	Agreement with JP Morgan, dated 04/10/07 to receive semi-annually the notional amount multiplied by 4.96% and to pay quarterly the notional amount multiplied by 3 month USD-LIBOR-BBA.	(254,838)

5,000,000	03/15/49	Agreement with Royal Bank of Scotland, dated 02/28/07 to receive monthly the notional amount multiplied by 0.87% and to pay only in the event of a write down or on interest shortfall on the underlying security CMBX-2006-BBB-2.	(310,535)

			$(1,981,819)

As of May 31, 2007, the following futures contract was outstanding:
Long:

Notional		Expiration	Cost at	Value at	Unrealized
Amount	Type	Date	Trade Date	May 31, 2007	Depreciation

$11,200,000	5 Yr. U.S. Treasury	September 2007	$11,773,090	$11,697,000	$(76,090)

THE HYPERION BROOKFIELD STRATEGIC MORTGAGE INCOME FUND, INC.
(formerly THE HYPERION STRATEGIC MORTGAGE INCOME FUND, INC.)
Notes to Financial Statements — (Unaudited)
May 31, 2007

8.     Federal Income Tax Information
Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America.
During the period ended May 31, 2007, the tax character of the $5,477,817 of distributions paid was entirely from ordinary income. During the year ended November 30, 2006, the tax character of the $10,955,522 of distributions paid was also entirely from ordinary income.
At May 31, 2007, the components of net assets (excluding paid-in-capital) on a tax basis were as follows:

Undistributed tax ordinary income	$654,492
Accumulated capital loss	(3,626,974)
Tax basis unrealized appreciation	(5,632,421)

Total	$(8,604,903)

The differences between the tax basis capital loss carryforward and book accumulated realized losses is due to the mark-to market of futures for tax purposes. The differences between book and tax basis unrealized appreciation/(depreciation) is primarily attributable to the mark-to-market of futures and differing treatment of swap interest income (expense) for tax purposes.
Capital Account Reclassification: At May 31, 2007, the Funds undistributed net investment income was increased by $363,212 with an offsetting increase in accumulated net realized loss. These adjustments were primarily the result of current period paydown reclassifications and swap interest income (expense) reclassifications.
Federal Income Tax Basis: The federal income tax basis of the Fund’s investments at May 31, 2007 was $164,923,684. Net unrealized depreciation was $3,645,266 (gross unrealized appreciation — $1,631,017; gross unrealized depreciation — $5,276,283). At May 31, 2007, the Fund had a capital loss carryforward of $3,626,974, of which $1,070,268 expires in 2011, $1,251,786 expires in 2013, $767,748 expires in 2014 and $537,172 expires in 2015, available to offset any future gains, to the extent provided by regulations.
9.     Subsequent Events
Dividend: The Fund’s Board of Directors declared the following regular monthly dividends:

Dividend	Record	Payable
Per Share	Date	Date

$0.090	06/12/07	06/28/07
$0.090	07/17/07	07/26/07
Effective as of July 13, 2007, John Dolan retired as portfolio manager and officer of the Advisor, and resigned as Vice President of the Fund. The Board has appointed John J. Feeney, Jr. as the new Vice President of the Fund, and Michelle Russell Dowe has taken over as portfolio manager of the Fund.
10.     Contractual Obligations
The Fund enters into contracts that contain a variety of indemnification. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
11.     New Accounting Pronouncement
In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB interpretation 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes”. FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of

THE HYPERION BROOKFIELD STRATEGIC MORTGAGE INCOME FUND, INC.
(formerly THE HYPERION STRATEGIC MORTGAGE INCOME FUND, INC.)
Notes to Financial Statements — (Unaudited)
May 31, 2007

being sustained by the taxing authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of deferred tax asset; an increase in deferred tax liability; or a combination thereof. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006. As of May 31, 2007, the Fund has not completed its evaluation of the impact, if any, that will result from adopting FIN 48.
In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, “Fair Value Measurements”. This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS no. 157 applies to fair value measurements already required or permitted by existing standards. SFAS no. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current accounting principles generally accepted in the United States of America from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of May 31, 2007, the Fund has not completed it evaluation of the impact of the adoption of SFAS No. 157 and the impact on the amounts reported in the financial statements.

COMPLIANCE CERTIFICATIONS (Unaudited)

On April 27, 2007, the Fund submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the Fund’s principal executive officer certified that he was not aware, as of that date, of any violation by the Fund of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Fund’s principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q relating to, among other things, the Fund’s disclosure controls and procedures and internal control over financial reporting, as applicable.

PROXY RESULTS (Unaudited)

During the six months ended May 31, 2007, The Hyperion Brookfield Strategic Mortgage Income Fund, Inc. (formerly The Hyperion Strategic Mortgage Income Fund, Inc.) stockholders voted on the following proposal at a stockholders’ meeting on April 17, 2007. The description of the proposal and number of shares voted are as follows:

	Shares Voted	Shares Voted	Shares Voted
	For	Against	Abstain

1. To elect to the Fund’s Board of Directors Rodman L. Drake	9,656,510	0	79,190

BOARD CONSIDERATIONS RELATING TO THE INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting held on March 20, 2007, the Board, including a majority of the Disinterested Directors, approved the continuation of the investment advisory agreement (the “Advisory Agreement”) between Hyperion Brookfield Asset Management Inc. (the “Advisor”) and the Fund. In approving the Advisory Agreement, the Board, including a majority of the Disinterested Directors, determined that the fee structure was fair and reasonable and that approval of the Advisory Agreement was in the best interests of the Fund and its stockholders. The Board of Directors considered a wide range of information, including information of the type they regularly consider when determining to continue the Fund’s advisory agreement. While attention was given to all information furnished, the following discusses the primary factors relevant to the Board’s decision.
NATURE, EXTENT AND QUALITY OF SERVICES. The Board considered the level and depth of knowledge of the Advisor. In evaluating the quality of services provided by the Advisor, the Board took into account its familiarity with the Advisor’s management through board meetings, conversations and reports. The Board noted that the Advisor is responsible for managing the Fund’s investment program, the general operations and the day-to-day management of the Fund and for compliance with applicable laws, regulations, policies and procedures. The Board concluded that the nature, extent and quality of the overall services provided by the Advisor and its affiliates are satisfactory. The Board’s conclusion was based, in part, upon services provided to the Fund such as quarterly reports provided by the Advisor: 1) comparing the performance of the Fund with a peer group, 2) showing that the investment policies and restrictions for the Fund were followed, and 3) covering matters such as the compliance of investment personnel and other access persons with the Advisor’s and the Fund’s respective codes of ethics, the adherence to fair value pricing procedures established by the Board, the monitoring of portfolio compliance and presentations regarding the economic environment. The Board also considered the experience of the Advisor as an investment advisor and the experience of the team of portfolio managers that manage the Fund, and its current experience in acting as an investment adviser to other investment funds and institutional clients.
INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to stockholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing the performance was given to information provided by Morningstar that compared the Fund’s performance with nine similar funds for the 1 and 3 year periods and the year-to-date period as of January 31, 2007. The Board noted that the Fund ranked near the top of its peers for all periods, and the Board concluded that the Fund’s performance was satisfactory.
PROFITABILITY. The Board also considered the level of profits expected to be realized by the Advisor and its affiliates in connection with the operation of the Fund. In this regard, the Board reviewed the Fund profitability analysis addressing the overall profitability of the Advisor for its management of the Hyperion fund family, as well as its expected profits and that of its affiliates for providing administrative support for the Fund. The Board further noted that the methodology followed in allocating costs to the Fund appeared reasonable, while also recognizing that allocation methodologies are inherently subjective. The Board concluded that the expected profitability to the Advisor from the Fund was reasonable.
MANAGEMENT FEE AND TOTAL EXPENSES. The Board also placed significant emphasis on the review of Fund expenses. The Board compared the advisory fees and total expense ratio of the Fund with various comparative data that it had been provided. The Board noted that the Fund’s total advisory and administrative fee was four basis points higher and that the Fund’s total expenses were five basis point higher than the median of the Fund’s peer group. The Board further noted that the fees and expenses payable by the Fund were comparable to those payable by other client accounts managed by the Advisor and concluded that the Fund’s management fee and total expenses were reasonable.
ECONOMIES OF SCALE. The Board considered the potential economies of scale that may be realized if the assets of the Fund grow. The Board noted that stockholders might benefit from lower operating expenses as a result of an increasing amount of assets being spread over the fixed expenses of the Fund, but noted that, as a closed-end fund, the Fund was unlikely to grow significantly.
In considering the approval of the Advisory Agreement, the Board, including the Disinterested Directors, did not identify any single factor as controlling. Based on the Board’s evaluation of all factors that it deemed to be relevant, the Board, including the Disinterested Directors, concluded that the Advisor has demonstrated that it possesses the capability and resources necessary to perform the duties required of it under the Advisory Agreement; performance of the Fund is satisfactory in relation to the performance of funds with similar investment objectives; and the proposed Advisory fee is fair and reasonable, given the nature, extent and quality of the services to be rendered by the Advisor.
After carefully reviewing all of these factors, the Board, including the Disinterested Directors, unanimously approved the continuation of the Advisory Agreement.

THE HYPERION BROOKFIELD STRATEGIC MORTGAGE INCOME FUND, INC.
(formerly THE HYPERION STRATEGIC MORTGAGE INCOME FUND, INC.)
Information Concerning Directors and Officers (Unaudited)

The following tables provide information concerning the directors and officers of The Hyperion Brookfield Strategic Mortgage Income Fund, Inc. (formerly The Hyperion Strategic Mortgage Income Fund, Inc.) (the “Fund”).

	Position(s) Held with		Number of
	Fund and Term of		Portfolios in Fund
Name, Address	Office and Length of	Principal Occupation(s) During Past 5 Years	Complex Overseen
and Age	Time Served	and Other Directorships Held by Director	by Director

Disinterested Director

Class II Director to serve until 2010 Annual Meeting of Stockholders:

Rodman L. Drake c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 64	Chairman Elected December 2003 Director since June 2002, Member of the Audit Committee, Chairman of Nominating and Compensation Committee Elected for Three Year Term	Chairman (since 2003) and Director of several investment companies advised by the Advisor or by its affiliates (1989-Present); Director, and/or Lead Director of Crystal River Capital, Inc. (“CRZ”) (2005-Present); Director of Celgene Corporation (“CELG”) (April 2006- Present); Director of Student Loan Corporation (“STU”) (2005-Present); Director Apex Silver Corp (“SIL”) 2007-Present; General Partner of Resource Capital Fund II & III CIP L.P. (1998-2006); Co-founder, Baringo Capital LLC (2002-Present); Director, Jackson Hewitt Tax Services Inc. (“JTX”) (2004-Present); Director of Animal Medical Center (2002- Present); Director and/or Lead Director of Parsons Brinckerhoff, Inc. (1995-Present); Trustee of Excelsior Funds (1994-Present).	4

Disinterested Directors

Class I Directors to serve until 2009 Annual Meeting of Stockholders:

Robert F. Birch c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 71	Director since June 2002, Member of the Audit Committee, Member of Nominating and Compensation Committee, Member of Executive Committee Elected for Three Year Term	Director of several investment companies advised by the Advisor or by its affiliates (1998- Present); President of New America High Income Fund (1992-Present); Director of Brandywine Funds (3) (2001-Present).	4

Stuart A. McFarland c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 60	Director since April 2006, Member of the Audit Committee, Member of Nominating and Compensation Committee Elected for Three Year Term	Director of several investment companies advised by the Advisor or its affiliates (2006- Present); Director of Brandywine Funds (2003- Present); Director of New Castle Investment Corp. (2000-Present); Chairman and Chief Executive Officer of Federal City Bancorp, Inc. (2005-2007); Managing Partner of Federal City Capital Advisors (1997-Present).	4

THE HYPERION BROOKFIELD STRATEGIC MORTGAGE INCOME FUND, INC.
(formerly THE HYPERION STRATEGIC MORTGAGE INCOME FUND, INC.)
Information Concerning Directors and Officers (Unaudited)

	Position(s) Held with		Number of
	Fund and Term of		Portfolios in Fund
Name, Address	Office and Length of	Principal Occupation(s) During Past 5 Years	Complex Overseen
and Age	Time Served	and Other Directorships Held by Director	by Director

Interested Director

Class III Director to serve until 2008 Annual Meeting of Stockholders:

Clifford E. Lai* c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 54	Director since December 2003, Member of Executive Committee Elected for Three Year Term	Managing Partner of Brookfield Asset Management, Inc. (2006-Present); Chairman (2005-Present), Chief Executive Officer (1998-2007), President (1998-2006) and Chief Investment Officer (1993-2002) of the Advisor; President, Chief Executive Officer and Director of Crystal River Capital, Inc., (“CRZ”) (2005- Present); President and Director of several investment companies advised by the Advisor or by its affiliates (1995-Present); and Co-Chairman (2003-2006) and Board of Managers (1995-2006) of Hyperion GMAC Capital Advisors, LLC (formerly Lend Lease Hyperion Capital, LLC).	4

Disinterested Director

Class III Director to serve until 2008 Annual Meeting of Stockholders:

Louis P. Salvatore c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 60	Director since September 2005, Chairman of the Audit Committee, Member of Compensation and Nominating Committee Elected for Two Year Term	Director of several investment companies advised by the Advisor or by its affiliates (2005- Present); Director of Crystal River Capital, Inc. (“CRZ”) (2005-Present); Director of Turner Corp. (2003-Present); Director of Jackson Hewitt Tax Services, Inc. (“JTX”) (2004- Present); Employee of Arthur Andersen LLP (2002-Present); Partner of Arthur Andersen LLP (1977-2002).	4

*	Interested person as defined by the Investment Company Act of 1940 (the “1940 Act”) because of affiliations with Hyperion Brookfield Asset Management, Inc., the Fund’s Advisor.

THE HYPERION BROOKFIELD STRATEGIC MORTGAGE INCOME FUND, INC.
(formerly THE HYPERION STRATEGIC MORTGAGE INCOME FUND, INC.)
Information Concerning Directors and Officers (Unaudited)

Officers of the Fund**

	Position(s)	Term of Office and	Principal Occupation(s)
Name, Address and Age	Held with Fund	Length of Time Served	During Past 5 Years

Clifford E. Lai* c/o Three World Financial Center, 200 Vesey Street, 10th floor, New York, New York 10281-1010 Age 54	President	Elected Annually Since June 2002	Please see “Information Concerning Directors.”

John J. Feeney, Jr.* c/o Three World Financial Center, 200 Vesey Street, 10th floor, New York, New York 10281-1010 Age 48	Vice President	Elected Annually Since July 2007	Director (2002-Present), Chief Executive Officer (February 2007-Present), President (2006-Present) and Director of Marketing (1997-2006) of the Advisor; Vice President of several investment companies advised by the Advisor (July 2007- Present); Executive Vice President and Secretary of Crystal River Capital, Inc., (“CRZ”) (2005-2007).

Thomas F. Doodian* c/o Three World Financial Center, 200 Vesey Street, 10th floor, New York, New York 10281-1010 Age 48	Treasurer	Elected Annually Since June 2002	Managing Director of Brookfield Operations and Management Services, LCC (2007-Present); Managing Director, Chief Operating Officer (1998-2006) and Chief Financial Officer (2002- 2006) of the Advisor (1995-2006); Treasurer of several investment companies advised by the Advisor (1996-Present); Treasurer of Hyperion GMAC Capital Advisors, LLC (formerly, Lend Lease Hyperion Capital Advisors, LLC) (1996-2006).

Jonathan C. Tyras* c/o Three World Financial Center, 200 Vesey Street, 10th floor, New York, New York 10281-1010 Age 38	Secretary	Elected Annually Since November 2006	Director, General Counsel and Secretary (October 2006-Present) of the Advisor; Vice President, General Counsel and Assistant Secretary of Crystal River Capital, Inc. (“CRZ”) (November 2006-Present); Secretary of several investment companies advised by the Advisor (November 2006-Present); Attorney at Paul, Hastings, Janofsky & Walker LLP (1998- October 2006).

Josielyne K. Pacifico* c/o Three World Financial Center, 200 Vesey Street, 10th floor, New York, New York 10281-1010 Age 34	Chief Compliance Officer (“CCO”)	Elected Annually Since August 2006	Vice President, Compliance Officer (July 2005- August 2006), Assistant General Counsel (July 2006-Present) and CCO (September 2006- Present) of the Advisor; CCO of several investment companies advised by the Advisor (November 2006-Present); Assistant Secretary of Crystal River Capital, Inc. (“CRZ”) (April 2007-Present); Compliance Manager of Marsh & McLennan Companies (2004-2005); Staff Attorney at the United States Securities and Exchange Commission (2001-2004).

*	Interested person as defined by the Investment Company Act of 1940 (the “1940 Act”) because of affiliations with Hyperion Brookfield Asset Management, Inc., the Fund’s Advisor.

**	See Subsequent Events — Note 9.
The Fund’s Statement of Additional Information includes additional information about the directors and is available, without charge, upon request by calling 1-800-497-3746.

DIVIDEND REINVESTMENT PLAN

A Dividend Reinvestment Plan (the “Plan”) is available to stockholders of the Fund pursuant to which they may elect to have all distributions of dividends and capital gains automatically reinvested by American Stock Transfer & Trust Company (the “Plan Agent”) in additional Fund shares. Stockholders who do not participate in the Plan will receive all distributions in cash paid by check mailed directly to the stockholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Fund’s Custodian, as Dividend Disbursing Agent.
The Plan Agent serves as agent for the stockholders in administering the Plan. After the Fund declares a dividend or determines to make a capital gain distribution, payable in cash, if (1) the market price is lower than net asset value, the participants in the Plan will receive the equivalent in Fund shares valued at the market price determined as of the time of purchase (generally, the payment date of the dividend or distribution); or if (2) the market price of the shares on the payment date of the dividend or distribution is equal to or exceeds their net asset value, participants will be issued Fund shares at the higher of net asset value or 95% of the market price. This discount reflects savings in underwriting and other costs that the Fund otherwise will be required to incur to raise additional capital. If net asset value exceeds the market price of the Fund shares on the payment date or the Fund declares a dividend or other distribution payable only in cash (i.e., if the Board of Directors precludes reinvestment in Fund shares for that purpose), the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the Fund’s shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund’s shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. The Fund will not issue shares under the Plan below net asset value.
Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. When a participant withdraws from the Plan or upon termination of the Plan by the Fund, certificates for whole shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.
There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent’s fees for handling the reinvestment of dividends and distributions are paid by the Fund. There are no brokerage commissions charged with respect to shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions.
The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.
A brochure describing the Plan is available from the Plan Agent, by calling 1-212-936-5100.
If you wish to participate in the Plan and your shares are held in your name, you may simply complete and mail the enrollment form in the brochure. If your shares are held in the name of your brokerage firm, bank or other nominee, you should ask them whether or how you can participate in the Plan. Stockholders whose shares are held in the name of a brokerage firm, bank or other nominee and are participating in the Plan may not be able to continue participating in the Plan if they transfer their shares to a different brokerage firm, bank or other nominee, since such stockholders may participate only if permitted by the brokerage firm, bank or other nominee to which their shares are transferred.

INVESTMENT ADVISOR AND ADMINISTRATOR

HYPERION BROOKFIELD ASSET
MANAGEMENT, INC.
Three World Financial Center
200 Vesey Street, 10th Floor
New York, NY 10281-1010
For General Information about the Fund:
1 (800) HYPERION

SUB-ADMINISTRATOR

STATE STREET BANK and TRUST COMPANY
2 Avenue De Lafayette
Lafayette Corporate Center
Boston, Massachusetts 02116

CUSTODIAN AND FUND ACCOUNTING AGENT

STATE STREET BANK and TRUST COMPANY
2 Avenue De Lafayette
Lafayette Corporate Center
Boston, Massachusetts 02116	TRANSFER AGENT

AMERICAN STOCK TRANSFER & TRUST
COMPANY
Investor Relations Department
59 Maiden Lane
New York, NY 10038
For Stockholder Services:
1 (800) 937-5449

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

BRIGGS, BUNTING & DOUGHERTY, LLP
Two Penn Center, Suite 820
Philadelphia, Pennsylvania 19102

LEGAL COUNSEL

SULLIVAN & WORCESTER LLP
1666 K Street, NW
Washington, D.C. 20006
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that periodically the Fund may purchase its shares in the open market at prevailing market prices.
Quarterly Portfolio Schedule: The Fund will file Form N-Q with the Securities and Exchange Commission for the first and third quarters of each fiscal year. The Fund’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1 (800) SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling 1 (800) HYPERION or on the Fund’s website at http://www.hyperionbrookfield.com.
Proxy Voting Policies and Procedures
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1 (800) 497-3746 and on the Securities and Exchange Commission’s website at http://www.sec.gov.
Proxy Voting Record
The Fund has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling 1 (800) 497-3746 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

Officers & Directors

Rodman L. Drake*
Chairman

Robert F. Birch*
Director

Stuart A. McFarland*
Director

Louis P. Salvatore*
Director

Clifford E. Lai
Director and President

John J. Feeney, Jr.
Vice President

Thomas F. Doodian
Treasurer

Jonathan C. Tyras
Secretary

Josielyne K. Pacifico
Chief Compliance Officer

* Audit Committee Members

This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares.

The financial information included herein is taken from records of the Fund without audit by the Fund’s independent auditors, who do not express an opinion thereon.

The Hyperion Brookfield Strategic
Mortgage Income Fund, Inc.
(formerly The Hyperion Strategic
Mortgage Income Fund, Inc.)
Three World Financial Center
200 Vesey Street, 10th Floor
New York, NY 10281-1010

Item 2. Code of Ethics.

          Not applicable.

Item 3. Audit Committee Financial Expert.

          Not applicable.

Item 4. Principal Accountant Fees and Services.

          Not applicable.

Item 5. Audit Committee of Listed Registrants.

          Not applicable.

Item 6. Schedule of Investments.

          Please see Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

          Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Portfolio Manager

As of July 13, 2007, Michelle Russell-Dowe is responsible for the day to day management of the Fund’s portfolio. Ms. Russell-Dowe is a Managing Director of the Adviser and a Senior Portfolio Manager with over 12 years of industry experience. She joined the Adviser in 1999, and as head of the RMBS and ABS investment team, Ms. Russell-Dowe is responsible for the Adviser’s RMBS and ABS exposures and the establishment of RMBS and ABS portfolio objectives and strategies. Prior to joining the Adviser, she was a Vice-President in the RMBS Group at Duff & Phelps Credit Rating Company, and was responsible for the rating and analysis of RMBS transactions.

Management of Other Accounts

The portfolio manager listed below manages other investment companies and/or investment vehicles and accounts in addition to the Fund. The table below shows the number of other accounts managed by Ms. Russell-Dowe and the total assets in each of the following categories: (a) registered investment companies; (b) other pooled investment vehicles; and (c) other accounts. For each category, the table also shows the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on account performance.

		Total # of		# of Accounts Managed
		Accounts		with Advisory	Total Assets with
Name of Portfolio		Managed as of		Fee Based	Advisory Fee Based
Manager	Type of Accounts	June 30, 2007	Total Assets	on Performance	on Performance
Michelle Russell-Dowe	Registered Investment Company	2	$1 billion	0	0
	Other Pooled Investment Vehicles	0	$0	0	0
	Other Accounts	10	$4.8 billion	1	$1.3 billion

Share Ownership

The following table indicates the dollar range of securities of the Fund owned by the Fund’s portfolio manager as of July 31, 2007.

Dollar Range of Securities Owned

Michelle Russell-Dowe	$1 — $10,000

Portfolio Manager Material Conflict of Interest

Potential conflicts of interest may arise when a fund’s portfolio manager has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio managers of the Fund.

These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as the case may be if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment adviser’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities. The investment adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

The Adviser and the Funds have adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for the Adviser and the individuals that it employs. For example, the Adviser seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. The Adviser has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is, however, no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may appear.

Portfolio Manager Compensation

The Fund’s portfolio manager is compensated by the Adviser. The compensation structure of the Adviser’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) if applicable, long-term stock-based compensation consisting generally of restricted stock units of the Adviser’s indirect parent company, Brookfield Asset Management, Inc. The portfolio managers also receive certain retirement, insurance and other benefits that are broadly available to all of the Adviser’s employees. Compensation of the portfolio managers is reviewed on an annual basis by senior management.

The Adviser compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities, the total return performance of funds and accounts managed by the portfolio manager on an absolute basis and versus appropriate peer groups of similar size and strategy, as well as the management skills displayed in managing their subordinates and the teamwork displayed in working with other members of the firm. Since the portfolio managers are responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis almost equally weighted among performance, management and teamwork. Base compensation for the Adviser’s portfolio managers varies in line with the portfolio manager’s seniority and position. The compensation of portfolio managers with other job responsibilities (such as acting as an executive officer of the Adviser and supervising various departments) will include consideration of the scope of such responsibilities and the portfolio manager’s performance in meeting them. The Adviser seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of the Adviser and its indirect parent. While the salaries of the Adviser’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in the portfolio manager’s performance and other factors as described herein.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

          None.

Item 10. Submission of Matters to a Vote of Security Holders.

          None.

Item 11. Controls and Procedures.

(a)      The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s Disclosure Controls and Procedures are effective, based on their evaluation of such Disclosure Controls and Procedures as of a date within 90 days of the filing of this report on Form N-CSR.

(b)      As of the date of filing this Form N-CSR, the Registrant’s principal executive officer and principal financial officer are aware of no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected or is reasonably likely to materially affect the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)       None.

     (2)      A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached as an exhibit to this Form N-CSR.

     (3)      None.

(b)           A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 is attached as an exhibit to this Form N-CSR.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE HYPERION BROOKFIELD STRATEGIC MORTGAGE INCOME FUND, INC.

By:	/s/ Clifford E. Lai
Clifford E. Lai Principal Executive Officer

Date: August 3 , 2007

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Clifford E. Lai
Clifford E. Lai Principal Executive Officer

Date: August 3, 2007

By:	/s/ Thomas F. Doodian
Thomas F. Doodian Treasurer and Principal Financial Officer

Date: August 3 , 2007